UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2005

BRUNSWICK CORPORATION
(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court
Lake Forest, Illinois		60045-4811
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

(a) 2005 Brunswick Performance Plan

On January 31, 2005, the Human Resources and Compensation Committee (the “Committee”) of Brunswick Corporation (the “Company”) approved the Brunswick Corporation 2005 Brunswick Performance Plan (the “BPP”). The BPP provides cash-based incentive opportunities to the Company’s executive officers and other key employees to reward the achievement of specified annual goals. The Committee established performance measures for the Company’s corporate and division participants that are tied to financial performance goals. For the Company’s corporate participants, 40% of BPP awards for 2005 will be based on Corporate Brunswick Value Added, which is defined as after-tax profits after a deduction for the cost of total capital (“BVA”), 40% of BPP awards will be based on the Company’s earnings per share, and the remaining 20% of BPP awards will be based on revenue growth. For the Company’s division participants, 75% of BPP awards for 2005 will be based on division BVA, and the remaining 25% of BPP awards will be based on division operating margin. Opportunities for participants in the BPP generally range from 25% to 100% of salary.

(b) 2005-2006 Strategic Incentive Plan

On January 31, 2005, the Committee approved the Brunswick Corporation 2005-2006 Strategic Incentive Plan (the “SIP”). The SIP provides cash-based incentive opportunities to the Company’s executive officers and other key employees to reward the achievement of specified financial and strategic goals measured over a two-year period. The SIP has overlapping two-year cycles with a new cycle beginning each year. The Committee established performance measures for participants that are tied to (i) overall corporate financial performance and (ii) performance against identified strategic factors. 60% of SIP awards for the 2005-2006 cycle will be weighted equally by corporate BVA and the Company’s earnings per share, and the remaining 40% of SIP awards will be based on the strategic factor performance by the SIP participant’s division, or in the case of corporate participants, the average of strategic factor performance across divisions. Division strategic factors to be measured include customer satisfaction, growth in market share, product innovation based on the percentage of sales from new products and employee satisfaction. Opportunities for participants in the SIP generally range from 30% to 100% of salary.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Terms and Conditions of Brunswick Corporation 2005 Brunswick Performance Plan

10.2	Terms and Conditions of Brunswick Corporation 2005-2006 Strategic Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: February 3, 2005	By:	/s/ Marschall I. Smith
Name: Marschall I. Smith
Title: Vice President, General Counsel and
Secretary

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit
10.1	Terms and Conditions of Brunswick Corporation 2005 Brunswick Performance Plan

10.2	Terms and Conditions of Brunswick Corporation 2005-2006 Strategic Incentive Plan